SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - February 17, 1995
                       (Date of earliest event reported)


                                GTE Corporation
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)


          1-2755                                     13-1678633
  (Commission File Number)               (IRS Employer Identification No.)












  One Stamford Forum
  Stamford, Connecticut                                            06904
  (Address of principal executive offices)                       (Zip Code)
  203-965-2000






                                GTE CORPORATION

                                    FORM 8-K

                              ITEM OF INFORMATION



  Item 7.  Financial Statements and Exhibits


           (a)  Financial Statements -- None.

           (b)  Pro Forma Financial Information -- None.

           (c)  Exhibits

                12  Statements re Computation of Ratios.



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     GTE CORPORATION
                                                       (Registrant)


                                              By       Marianne Drost
                                                       Marianne Drost
                                                         Secretary

  Date:  February 17, 1995